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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                   FORM 8-K/A


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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 16, 2006


                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                      1-15345                 25-1391475
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(State or other juristidiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

                                2441 Viscount Row
                             Orlando, Florida 32809
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               (Address of Principal Executive Offices) (Zip Code)

                                 (407) 855-5500
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      This  Report  includes   forward-looking   statements  related  to  Galaxy
Nutritional Foods, Inc. that involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to the outcome of pending litigation, and other risks. These forward-looking statements are made in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. For further information about these and other factors that could affect Galaxy's future results and business plans, please see our filings with the Securities and Exchange Commission, including in particular our Annual Report of Form 10-K for the year ended March 31, 2005 and our Quarterly Report on Form 10-Q for the quarter ended December 31, 2005. Copies of these filings are available online at http://www.sec.gov. Prospective investors are cautioned that forward-looking statements are not guarantees of performance. Actual results may differ materially and adversely from management expectations.

Item 8.01. Other Events

      On June 16, 2006, Angelo S. Morini defaulted on his promissory note obligation to the Company in the amount of $12,772,200 (the "Note"). Mr. Morini is the founder and a director of the Company. The Note is non-recourse to Mr. Morini and is secured by a pledge of 2,914,286 shares of our Common Stock (the "Shares"), which based upon the closing price of our Common Stock on the OTC Bulletin Board on such date, have an approximate value of $1,224,000. In accordance with generally accepted accounting principles, as of December 31, 2005, we had already reserved $9,129,343 of the Note as uncollectible. On June 20, 2006, we delivered notice to Mr. Morini that we intended to exercise our rights to foreclose on the Shares and that, as is permitted by Florida law and since the Note is non-recourse to Mr. Morini, we intend to retain all the Shares in satisfaction of the Note. Under Florida law, Mr. Morini has a period of 30 days to object to our retention of the Shares in satisfaction of the Note, in which event, we may proceed to attempt to sell the shares to qualified bidders in accordance with applicable law. In the event of such a sale, any proceeds less the cost of conducting the sale would be applied against the Note. To the extent we reacquire the Shares and they are not sold, we intend to retire them. If we retire all the Shares, our issued and outstanding shares of Common Stock will decrease from 20,054,623 to 17,140,337 shares.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2006                    Galaxy Nutritional Foods, Inc.


                                        By: /s/ Salvatore J. Furnari
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                                            Salvatore J. Furnari
                                            Chief Financial Officer


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